                                                                    EXHIBIT 10.7

                              AMENDED AND RESTATED
                              OPERATING AGREEMENT
                                      OF,
                            ZHONE INVESTORS, L.L.C.

     THE LIMITED LIABILITY COMPANY INTERESTS REFERRED TO HEREIN ("INTERESTS") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). SUCH INTERESTS ARE BEING OFFERED AND SOLD UNDER THE EXEMPTION PROVIDED BY SECTION 4(2) OF THE 1933 ACT AND RULE 506 THEREUNDER.

     A PURCHASER OF ANY INTEREST MUST BE PREPARED TO BEAR THE ECONOMIC RISK OF THE INVESTMENT FOR AN INDEFINITE PERIOD OF TIME BECAUSE THE INTERESTS HAVE NOT BEEN REGISTERED UNDER THE 1933 ACT AND, THEREFORE, CANNOT BE SOLD UNLESS THEY ARE SUBSEQUENTLY REGISTERED FOR AN EXEMPTION FROM REGISTRATION IS AVAILABLE. THERE IS NO OBLIGATION OF THE ISSUER TO REGISTER THE INTERESTS UNDER THE 1933 ACT.

     SECTION VI OF THIS AGREEMENT PROVIDES FOR FURTHER RESTRICTIONS ON TRANSFER OF THE INTERESTS.

                               TABLE OF CONTENTS
                               -----------------

                                                                                  Page
                                                                                  ----
SECTION I  DEFINITIONS ...........................................................   1
     Section 1.1   "Act"..........................................................   1
     Section 1.2   "Additional Contributions".....................................   1
     Section 1.3   "Adjusted Percentage Interest".................................   1
     Section 1.4   "Adjusted Post Cover Date Shortfall"...........................   2
     Section 1.5   "Adjusted Unreturned Class A Member's Capital Contribution"....   2
     Section 1.6   "Affiliate"....................................................   3
     Section 1.7   "Affiliated Class A Majority"..................................   3
     Section 1.8   "Affiliated Class A Member"....................................   3
     Section 1.9   "Affiliated Class A Members Notice"............................   3
     Section 1.10  "Affiliated LLC"...............................................   3
     Section 1.11  "Assignee".....................................................   3
     Section 1.12  "Basic Threshold Return".......................................   3
     Section 1.13  "Capital Contribution".........................................   3
     Section 1.14  "Capital Contribution Commitment"..............................   3
     Section 1.15  "Class A Member"...............................................   3
     Section 1.16  "Class A Member's Capital Contribution"........................   4
     Section 1.17  "Class B Majority".............................................   4
     Section 1.18  "Class B Member"...............................................   4
     Section 1.19  "Class B Members' Capital Contribution"........................   4
     Section 1.20  "Class B Members' Tax Deficit".................................   4
     Section 1.21  "Code".........................................................   4
     Section 1.22  "Common Stock".................................................   4
     Section 1.23  "Contribution Value"...........................................   4
     Section 1.24  "Cover Date"...................................................   4
     Section 1.25  "CYA Option"...................................................   4
     Section 1.26  "CYA Person"...................................................   4
     Section 1.27  "CYA Share"....................................................   4
     Section 1.28  "Delinquency Date".............................................   4
     Section 1.29  "Delinquent"...................................................   4
     Section 1.30  "Delinquent Payment"...........................................   4
     Section 1.31  "Delinquent Percent"...........................................   5
     Section 1.32  "Delinquent's Interest"........................................   5
     Section 1.33  "Distribution Hierarchies".....................................   5
     Section 1.34  "Distributable Cash"...........................................   5
     Section 1.35  "Exit Price"...................................................   5
     Section 1.36  "Founder"......................................................   5
     Section 1.37  "Income" or "Losses"...........................................   5
     Section 1.38  "Majority Interest"............................................   6
     Section 1.39  "Manager"......................................................   6
     Section 1.40  "Member".......................................................   6
     Section 1.41  "Membership Interest"..........................................   6
     Section 1.42  "Percentage Interests".........................................   6
     Section 1.43  "Person".......................................................   6

                               TABLE OF CONTENTS
                               -----------------

                                                                                  Page
                                                                                  ----
     Section 1.44  "Post Cover Date Basic Threshold Shortfall"....................   6
     Section 1.45  "Post Cover Date Capital Return Shortfall".....................   6
     Section 1.46  "Post Cover Date Shortfall"....................................   6
     Section 1.47  "Preferred Stock"..............................................   6
     Section 1.48  "Prevailing Person"............................................   7
     Section 1.49  "Regulations"..................................................   7
     Section 1.50  "Repurchase Option"............................................   7
     Section 1.51  "Rights Agreement".............................................   7
     Section 1.52  "Security".....................................................   7
     Section 1.53  "Series A Preferred Unit"......................................   7
     Section 1.54  "Series B Common Unit".........................................   7
     Section 1.55  "Special Delinquent Percent"...................................   7
     Section 1.56  "Stock Purchase Agreement".....................................   7
     Section 1.57  "Stock Purchase Agreement Capital Call"........................   7
     Section 1.58  "Tax Matters Partner"..........................................   7
     Section 1.59  "Unit".........................................................   7
     Section 1.60  "Zhone"........................................................   7
     Section 1.61  "Zhone Board"..................................................   7
     Section 1.62  "Zhone Board Super Majority"...................................   7
     Section 1.63  "Zhone Liquidation"............................................   7
     Section 1.64  "Zhone Class B Member Purchase Agreement.......................   8

SECTION II   ORGANIZATIONAL MATTERS...............................................   8
     Section 2.1   Formation......................................................   8
     Section 2.2   Name and Purpose...............................................   8
     Section 2.3   Office and Agent...............................................   8
     Section 2.4   Names and Addresses of the Members.............................   9
     Section 2.5   Name and Address of Manager....................................   9

SECTION III  MEMBERS; CAPITAL; CAPITAL ACCOUNTS...................................   9
     Section 3.1   Capitalization.................................................   9
     Section 3.2   Issuance of Additional Units; Admission of New Members.........  10
     Section 3.3   Delinquency....................................................  10
     Section 3.4   Appropriateness of Remedies....................................  14
     Section 3.5   No Interest; Return of Contributions...........................  14
     Section 3.6   Capital Account................................................  14
     Section 3.7   Loans..........................................................  14

SECTION IV   MANAGEMENT AND CONTROL OF THE COMPANY................................  15
     Section 4.1   Election of the Manager........................................  15
     Section 4.2   Management of the Company by the Manager.......................  15
     Section 4.3   Performance of Duties; Liability of Manager....................  16
     Section 4.4   Devotion of Time...............................................  16
     Section 4.5   Competing Activities...........................................  17

                               TABLE OF CONTENTS
                               -----------------

                                                                                  Page
                                                                                  ----
     Section 4.6   Transactions between the Company and the Manager...............  17
     Section 4.7   Salaries and Reimbursement.....................................  17
     Section 4.8   Officers.......................................................  17
     Section 4.9   Members' Meetings; Voting; Liability...........................  17
     Section 4.10  Representations, Warranties and Covenants of the Company.......  18

SECTION V    ALLOCATIONS OF INCOME AND LOSSES AND DISTRIBUTIONS...................  19
     Section 5.1   Allocations of Income and Losses...............................  19
     Section 5.2   Distributions by the Company...................................  22
     Section 5.3   Form of Distribution...........................................  26
     Section 5.4   Restriction on Distributions...................................  26
     Section 5.5   Distributions in Kind..........................................  26

SECTION VI   TRANSFER AND ASSIGNMENT OF INTERESTS.................................  26
     Section 6.1   Restrictions on Transfer of Interests..........................  26
     Section 6.2   Effective Date of Permitted Transfers..........................  28
     Section 6.3   Substitution of Members........................................  28
     Section 6.4   Rights of Legal Representatives................................  29
     Section 6.5   No Effect to Transfers in Violation of Agreement...............  29

SECTION VII  ACCOUNTING, RECORDS, REPORTING BY MEMBERS............................  29
     Section 7.1   Books and Records; Fiscal Year.................................  29
     Section 7.2   Access to Accounting and Other Records.........................  29
     Section 7.3   Financial Statements...........................................  30
     Section 7.4   Bank Accounts..................................................  30
     Section 7.5   Tax Matters for the Company Handled by the Tax Matters Partner.  30

SECTION VIII DISSOLUTION AND WINDING UP...........................................  30
     Section 8.1   Dissolution....................................................  30
     Section 8.2   Winding Up.....................................................  31
     Section 8.3   Order of Payment Upon Dissolution..............................  32
     Section 8.4   Limitations on Payments Made in Dissolution....................  32
     Section 8.5   Certificate of Cancellation....................................  32

SECTION IX   INDEMNIFICATION AND INSURANCE........................................  32
     Section 9.1   Indemnification by Company.....................................  32
     Section 9.2   Indemnification by Members.....................................  33
     Section 9.3   Insurance......................................................  33

SECTION X    MISCELLANEOUS........................................................  33
     Section 10.1  Complete Agreement.............................................  33
     Section 10.2  Binding Effect.................................................  33
     Section 10.3  Parties in Interest............................................  33
     Section 10.4  Interpretation.................................................  34
     Section 10.5  Governing Law..................................................  34

                               TABLE OF CONTENTS
                               -----------------

                                                                                  Page
                                                                                  ----
     Section 10.6  Severability...................................................  34
     Section 10.7  Additional Documents and Acts..................................  34
     Section 10.8  Notices........................................................  34
     Section 10.9  Amendments.....................................................  35
     Section 10.10 Reliance on Authority of Person Signing Agreement..............  35
     Section 10.11 No Interest in Company Property; Waiver of Action for Partition  35
     Section 10.12 Multiple Counterparts..........................................  35
     Section 10.13 Binding Arbitration............................................  35
     Section 10.14 Attorney Fees..................................................  36
     Section 10.15 Time is of the Essence.........................................  36
     Section 10.16 Remedies Cumulative............................................  36
     Section 10.17 Publicity......................................................  37
     Section 10.18 MFN Clause.....................................................  37

                                   EXHIBITS
                                   --------

     Exhibit A     Class A Member
     Exhibit B     Class B Members
     Exhibit C     Form of Stock Purchase Agreement
     Exhibit D     Form of Agreement for Repurchase Option
     Exhibit E     Rights Agreement

                             AMENDED AND RESTATED
                 LIMITED LIABILITY COMPANY OPERATING AGREEMENT
                                       OF
                          ZHONE INVESTORS ___, L.L.C.

     This Amended and Restated Limited Liability Company Operating Agreement (the "Agreement") of Zhone Investors ___, L.L.C., a Delaware limited liability company (the "Company") is entered into effective as of October 28, 1999 (the "Effective Date") by and among the Members (as defined below).

                                   SECTION I

                                  DEFINITIONS

     When used in this Agreement, the following terms shall have the meanings set forth below. All terms used in this Agreement that are not defined in this
Article I shall have the meanings set forth elsewhere in this Agreement.

     Section 1.1  "Act" means the Delaware Limited Liability Company Act, 6 Del.
                   ---
Code (S)(S)18-101 et seq., as amended from time to time.

     Section 1.2  "Additional Contributions" has the meaning set forth in
                   ------------------------
Section 3.2.

     Section 1.3  "Adjusted Percentage Interest" of the Class A Member as a
                   ----------------------------
group or of the Class B Members as a group, as applicable, as of any date shall be determined as follows:

             (a) Prior to the first Preferred Stock Disposition, the Adjusted Percentage Interest of the Class A Member shall be the same as the Percentage Interest of the Class A Member and the Adjusted Percentage Interest of the Class B Members as a group shall be the same as the Percentage Interest of that group.

             (b) As of the date of the first Preferred Stock Disposition and thereafter as of the date of each Preferred Stock Disposition and the date of each disposition of Common Stock, the Percentage Interest of the Class A Member and of the Class B Members as a group, shall be adjusted such that, immediately after the relevant disposition, the Adjusted Percentage Interest of the Class A Member is equal to the percentage of C divided by G and the Adjusted Percentage Interest of the Class B Members as a group is equal to the percentage of F divided by G. For purposes of that calculation as of any date:

             A= the aggregate of the Class A Member's Capital Contributions (determined on a FIFO basis) that are attributable to Preferred Stock that as of that date has not yet been disposed of in a Preferred Stock Disposition, such attributable aggregate to be determined on a pro rata basis assuming that each share of Preferred Stock has a equal portion of such Capital Contributions (such portion is hereinafter referred to as ("Cost"). If in any Preferred Stock Disposition occurring after the Cover Date, the Cost of such Stock, as determined pursuant to the immediately preceding sentence, is not recovered in the Disposition, such unrecovered Cost shall continue to be treated as attributable to Preferred Stock that has not yet been disposed of until such time as such cost is recovered under one or more of the Distribution Hierarchies;

             B= the aggregate amount of the Class A Member's Capital Contributions as of that date.

             C= A/B x the Adjusted Percentage Interest of the Class A Member expressed as a whole number (for example, 62.5 instead of 62.5%) as of the date immediately prior to the date of the Preferred Stock Disposition or the disposition of Common Stock causing the adjustment;

             D= the aggregate Contribution Value of the Common Stock contributed by the Class B Members as a group which as of that date has not yet been disposed of by the Company. For this purpose, to the extent that Common Stock is distributed pursuant to Section 5.2(d)(iii)(C), that Common Stock shall be treated as disposed of by the Company;

             E= the aggregate Contribution Value of the Common Stock contributed by the Class B Members as a group as of that date;

             F= D/E x the Adjusted Percentage Interest of the Class B Members as a group expressed as a whole number (for example, 37.5 instead of 37.5%) as of the date immediately prior to the date of the Preferred Stock Disposition or the disposition of Common Stock causing the adjustment; and

             G= the sum of C and F.

             The Adjusted Percentage Interest of the Class B Members as a group as of a date shall be allocated among them based on their respective Series B Common Units as of the date.

     Section 1.4  "Adjusted Post Cover Date Shortfall" means as of any date the
                   ----------------------------------
excess of:

             (a) the sum of the aggregate Post Cover Date Shortfalls as of such date and the Basic Threshold Return accruing on those Shortfalls under Section 1.12(b); over

             (b) (i) the sum of all amounts distributed to the Class A Member after the Cover Date under Section 5.2(b)(iii), Section 5.2(d)(iii)(A) and
Section 5.2(d)(iii)(C);

             (i) plus if the amount of a Post Cover Date Shortfall arises from a Basic Threshold Return amount determined under Section 1.12(b), a 30% annual cumulative return on the amount of each distribution described in Section 1.4(b)(i) computed from the date of the distribution of such amount to the date of determination under Section 5.2(a)(ii).

     Section 1.5  "Adjusted Unreturned Class A Member's Capital Contribution"
                   ---------------------------------------------------------
means as of any date, the aggregate amount of the Class A Member's Capital Contributions as of that date as reduced by the sum of:

             (a) the aggregate amount of the Class A Member's Capital Contributions (determined on a FIFO basis) attributable to any shares of Preferred Stock (as determined under Section 1.3(b)A) disposed prior to the Cover Date, whether or not those Capital Contributions were recovered from such disposition; and

             (b) the aggregate amounts distributed to the Class A Member after the Cover Date and through such date under any or all of Section 5.2(a)(i) whether directly or by application of Section 5.2(c), Section 5.2(b)(ii) or
Section 5.2(d) (but only to the extent of distributions in payment of a Post Cover Date Capital Return Shortfall in the case of Section 5.2(d)).

     Section 1.6  "Affiliate" of a Member or Manager means any Person, directly
                   ---------
or indirectly, through one or more intermediaries, controlling, controlled by, or under common control with a Member or Manager, as applicable. The term "control," as used in the immediately preceding sentence, shall mean with
 -------
respect to a corporation or limited liability company the right to exercise, directly or indirectly, more than fifty percent (50%) of the voting rights attributable to the controlled corporation or limited liability company, and, with respect to any Person which is an individual, partnership, trust, other entity or association, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of the controlled Person.

     Section 1.7  "Affiliated Class A Majority" has the meaning set forth in
                   ---------------------------
Section 3.3(b)

     Section 1.8  "Affiliated Class A Member" means as of any date each Person
                   -------------------------
who as of that date has committed to contribute in excess of $25,000,000 to an Affiliated LLC and is not delinquent in its capital contribution obligations to that Affiliated LLC.

     Section 1.9  "Affiliated Class A Members Notice" has the meaning set forth
                   ---------------------------------
in Section 3.3(b).

     Section 1.10 "Affiliated LLC" means a limited liability company, other
                   --------------
than the Company or Zhone Investors FF, L.L.C., a Delaware limited liability company, which on or prior to the Effective Date enters or has entered into a stock purchase agreement with Zhone substantially in the same form as Exhibit B.

     Section 1.11 "Assignee" means the owner of a Membership Interest who has
                   --------
not been admitted as a substitute Member in accordance with Article VI.

     Section 1.12 "Basic Threshold Return" shall mean with respect to the Class
                   ----------------------
A Member as of any date, for each capital contribution of the Class A Member included the Class A Member's Capital Contribution, the greater of (a) an amount equal to 100% of such capital contribution, or (b) a 30% cumulative annual return on such capital contribution through such date, compounded annually.

     Section 1.13 "Capital Contribution" means the total amount of cash and
                   --------------------
fair market value of property contributed to the Company by a Member.

     Section 1.14 "Capital Contribution Commitment" has the meaning set forth
                   -------------------------------
in Section 3.1(c).

     Section 1.15 "Class A Member" means the Person identified as a Class A
                   --------------
Member on Exhibit A, as amended from time to time.

     Section 1.16  "Class A Member's Capital Contribution" means the Capital
                    -------------------------------------
Contributions of the Class A Member as a group made pursuant to Section 3.1(c) and the Stock Purchase Agreement and paid to Zhone as consideration for Preferred Stock, including amounts contributed to Zhone by the Class A Member pursuant to a Stock Purchase Agreement Capital Call.

     Section 1.17  "Class B Majority" means Class B Members holding a majority
                    ----------------
of the Series B Common Units.

     Section 1.18  "Class B Member" means each Person identified as a Class B
                    --------------
Member on Exhibit B, as amended from time to time. References to the Class B Members as a group are to all Class B Members. All allocations or distributions to the Class B Members as a group shall be shared among them based on their respective Series B Common Units.

     Section 1.19  "Class B Members' Capital Contribution" means the Capital
                    -------------------------------------
Contributions by the Class B Members of Common Stock in Zhone pursuant to
Section 3.1(d).

     Section 1.20  "Class B Members' Tax Deficit" has the meaning set forth in
                    ----------------------------
Section 5.2(e).

     Section 1.21  "Code" means the Internal Revenue Code of 1986, as amended
                    ----
from time to time, the provisions of succeeding law, and to the extent applicable, the Regulations.

     Section 1.22  "Common Stock" means the common stock of Zhone contributed by
                    ------------
the Class B Members as a group pursuant to Section 3.1(d) and any Securities acquired with respect to that common stock of Zhone but determined without regard to any common stock of Zhone acquired by the Company as a result of either or both of the ownership of the Preferred Stock or any conversion of such Preferred Stock.

     Section 1.23  "Contribution Value" means with respect to the Common Stock
                    ------------------
contributed by the Class B Members as a group, $.001 per contributed share of Common Stock.

     Section 1.24  "Cover Date" means the date which is the fifth (5th)
                    ----------
anniversary of the initial funding of the one-fifth (1/5th) of the Capital Contribution Commitment from the Class A Member by payment to Zhone pursuant to
Section 3.1(c) and the Stock Purchase Agreement.

     Section 1.25  "CYA Option" has the meaning set forth in Section 3.3(b)(ii).
                    ----------

     Section 1.26  "CYA Person" has the meaning set forth in Section
                    ----------
3.3(b)(iii).

     Section 1.27  "CYA Share" has the meaning set forth in Section 3.3(b)(v).
                    ---------

     Section 1.28  "Delinquency Date" has the meaning set forth in Section
                    ----------------
3.3(a).

     Section 1.29  "Delinquent" has the meaning set forth in Section 3.3(a).
                    ----------

     Section 1.30  "Delinquent Payment" has the meaning set forth in Section
                    ------------------
3.3(a).

     Section 1.31  "Delinquent Percent" means as of any date as to a Delinquent
                    ------------------
Class A Member the difference between 100% percent and the percent determined by dividing 50% of the Class A Member's Capital Contributions as of that date by the Capital Contribution Commitment of such Class A Member as of that date.

     Section 1.32  "Delinquent's Interest" has the meaning set forth in Section
                    ---------------------
3.3(b)(ii).

     Section 1.33  "Distribution Hierarchies" has the meaning set forth in
                    ------------------------
Section 5.2.

     Section 1.34  "Distributable Cash" shall mean the amount of cash that a
                    ------------------
Majority Interest deems available in good faith for distribution to the Members, taking into account all debts, liabilities, and obligations of the Company then due, and other amounts that a Majority Interest reasonably deems necessary to carry out the purpose of the Company or to place into reserves for customary and usual claims with respect to such purpose.

     Section 1.35  "Exit Price" has the meaning set forth in Section 8.1(e)(ii).
                    ----------

     Section 1.36  "Founder" means any of The Dahl Family Trust Dated October 1,
                    -------
1989, as amended; The Mortza Ejabat Trust Under Declaration of Trust Dated May 18, 1998; or The Symons Living Trust Dated March 16, 1995.

     Section 1.37  "Income" or "Losses" shall mean the income or losses, as
                    ------      ------
applicable, of the Company as determined as of December 31 or any other year end of each year of the Company, and shall be deemed to mean the net income or net loss of the Company for Federal income tax purposes as determined by a Majority Interest on the advice of the certified public accountant who prepares the Company's Federal income tax returns with the following modifications:

             (a)   In calculating such net income or loss:

                   (i) Income exempt from Federal income taxation shall be included as income;

                   (ii) Expenditures described in section 705(a)(2)(B) of the Code or treated as such under Regulations section 1.704-1(b) shall be treated as current expenses.

             (b) In the event the book value of any property is adjusted pursuant to Regulations section 1.704-1(b)(2)(iv)(f), the amount of such adjustment shall be taken into account as gain or loss (as the case may be) from the disposition of such property for purposes of computing such net income or net loss;

             (c) To the extent (and only to the extent) that an adjustment made to the adjusted tax basis of any Company asset pursuant to section 732 or section 743 of the Code is required to be taken into account in determining Capital Accounts pursuant to Regulations section 1.704-1(b)(2)(iv)(m), the amount of such adjustment shall be treated as an item of gain or loss (as the case may be) for purposes of computing such net income or net loss; and

             (d) In the event that any property of the Company is distributed in kind, the unrealized income, gain, loss and deduction inherent in such property on the date of distribution (and not previously reflected in the Capital Accounts of the Members) shall be taken into account as gain or loss (as the case may be) from the disposition of such property for purposes of computing such net income or net loss, in accordance with Regulations section 1.704-1(b)(2)(iv)(e).

     Section 1.38  "Majority Interest" means except as provided in the next
                    -----------------
sentence, the combination of the Class A Member and a Class B Majority. If the Class A Member is Delinquent and Section 3.3(c) applies, "Majority Interest" means a Class B Majority.

     Section 1.39  "Manager" means TPG Zhone L.L.C., and any other Person that
                    -------
becomes a Manager pursuant to this Agreement.

     Section 1.40  "Member" means each Person who (a) is an initial signatory to
                    ------
this Agreement, has been admitted to the Company as a Member in accordance with this Agreement or is an Assignee who has become a Member in accordance with
Article VI, and (b) has not ceased to be a Member in accordance with this Agreement.

     Section 1.41  "Membership Interest" means a Member's entire interest in the
                    -------------------
Company including, but not limited to the right to receive distributions of the Company's assets, allocations of Income, Loss, deductions, credit and similar items from the Company, the right, if any, to vote on or participate in the management of the Company, and the right to receive information concerning the business and affairs, of the Company.

     Section 1.42  "Percentage Interests"  The Percentage Interest of the Class
                    --------------------
A Member as a group shall be 62.5% and the Percentage Interest of the Class B Members as a group shall be 37.5%. The Percentage Interests of the Class B Members as a group shall be allocated among them based on their respective Series B Common Units.

     Section 1.43  "Person" means a natural person, partnership (whether limited
                    ------
or general), limited liability company, trust, estate, association, corporation, custodian, nominee or any other individual or entity in its own or any representative capacity.

     Section 1.44  "Post Cover Date Basic Threshold Shortfall" has the meaning
                    -----------------------------------------
set forth in Section 5.2(d)(i).

     Section 1.45  "Post Cover Date Capital Return Shortfall" has the meaning
                    ----------------------------------------
set forth in Section 5.2(d)(i).

     Section 1.46  "Post Cover Date Shortfall" means as of any date the sum of
                    -------------------------
the aggregate Post Cover Date Basic Threshold Shortfalls and Post Cover Date Capital Return Shortfalls as of such date.

     Section 1.47  "Preferred Stock" shall mean Series ___ Convertible Preferred
                    ---------------
Stock; $_____ par value per share of Zhone acquired pursuant to the Stock Purchase Agreement and includes any common stock of Zhone into which that Series ____ Convertible Preferred Stock is converted and any other Security acquired with respect to that Preferred Stock or common stock.

     Section 1.48  "Prevailing Person" has the meaning set forth in Section
                    -----------------
10.14(b).

     Section 1.49  "Regulations" shall, unless the context clearly indicates
                    -----------
otherwise, mean the regulations in force as final or temporary that have been issued by the U.S. Department of Treasury pursuant to its authority under the Code, and any successor regulations.

     Section 1.50  "Repurchase Option" has the meaning set forth in Section
                    -----------------
3.1(b).

     Section 1.51  "Rights Agreement" has the meaning set forth in Section
                    ----------------
4.2(c).

     Section 1.52  "Security" means and includes common and preferred stock
                    --------
(including warrants, rights, put and call options and other options relating thereto or any combination thereof), notes, bonds, debentures, trusts receipts and other obligations, instruments or evidences of indebtedness, and other property or interests commonly regarded as securities (including cash and bank deposits).

     Section 1.53  "Series A Preferred Unit" means a Unit issued to a Class A
                    -----------------------
Member. The Series A Preferred Units of the initial Class A Member are as set forth on Exhibit A.

     Section 1.54  "Series B Common Unit" means a Unit issued to a Class B
                    --------------------
Member. The Series B Common Units of each initial Class B Member are as set forth on Exhibit B.

     Section 1.55  "Special Delinquent Percent" shall mean as of any date the
                    --------------------------
difference between 100% percent and the percent determined by dividing 25% of the Class A Member's Capital Contributions as of that date by the Capital Contribution Commitment of such Class A Member as of that date.

     Section 1.56  "Stock Purchase Agreement" has the meaning set forth in
                    ------------------------
Section 2.2(a).

     Section 1.57  "Stock Purchase Agreement Capital Call" means a Capital Call
                    -------------------------------------
as defined in the Stock Purchase Agreement.

     Section 1.58  "Tax Matters Partner" has the meaning set forth in Section
                    -------------------
7.5.

     Section 1.59  "Unit" means a Series A Preferred Unit or Series B Common
                    ----
Unit issued pursuant to Section 3.1.

     Section 1.60  "Zhone" means Zhone Technologies, Inc., a Delaware
                    -----
corporation.

     Section 1.61  "Zhone Board" means a majority of the members of Board of
                    -----------
Directors of Zhone.

     Section 1.62  "Zhone Board Super Majority" means two thirds of the members
                    --------------------------
of the Board of Directors of Zhone.

     Section 1.63  "Zhone Liquidation"  Each of the following transactions will
                    -----------------
be deemed a Zhone Liquidation, provided that the "beneficial owners" (as such term is defined by the Securities Exchange Act of 1934, as amended) of the stock of Zhone immediately prior thereto shall immediately thereafter own less than fifty percent (50%) of the voting power of the surviving Person or an entity that holds 80% or more of the beneficial equity interest in such surviving Person: (i) the merger or consolidation of Zhone into or with another Person, (ii) the issuance by Zhone of voting securities to another Person, (iii) the sale, transfer or other disposition (but not including a transfer or disposition by pledge or mortgage to a bona fide lender) of all or substantially all of the assets of Zhone or
(iv) other transaction. Any of the foregoing events deemed to constitute a Zhone Liquidation shall be deemed to so constitute such an event whether accomplished in or through a single transaction or a series of related transactions.

     Section 1.64  "Zhone Class B Member Purchase Agreement" has the meaning set
                    ---------------------------------------
forth in Section 3.1(b).

                                   SECTION II

                             ORGANIZATIONAL MATTERS

     Section 2.1   Formation.  The Members have formed the Company as a Delaware
                   ---------
limited liability company under the laws of the State of Delaware by filing a certificate of formation with the Delaware Secretary of State. The rights, duties and liabilities of the Manager and Members shall be determined pursuant to the Act and this Agreement. To the extent that the terms and conditions contained in this Agreement are inconsistent with any non-mandatory provisions of the Act, the terms and conditions in this Agreement shall govern.

     Section 2.2   Name and Purpose.  The name of the Company shall be "Zhone
                   ----------------
Investors, L.L.C." The Company's business may be conducted under that name or, upon compliance with applicable laws, any other name that the Manager deems appropriate or advisable. The purpose of the Company will be to:

             (a) use the Capital Contribution of the Class A Member pursuant to Section 3.1(c) to meet the Company's obligations to Zhone under the form of Series ____ Stock Purchase Agreement (the "Stock Purchase Agreement") attached as Exhibit C, acquire Common Stock from the Class B Members as described on Exhibit B via a capital contribution of that Common Stock pursuant to Section 3.1(d) and hold such Preferred Stock and Common Stock for investment and the production of income pursuant to the terms and conditions of this Agreement; and

             (b) engage in any and all activities determined by a Majority Interest as approved by the Zhone Board.

     Section 2.3   Office and Agent.  The initial registered office of the
                   ----------------
Company in Dover, Delaware shall be at 15 East North Street, Wilmington, Delaware 19901, and the Company's initial registered agent in Delaware shall be Incorporating Services, Ltd. The registered agent in Delaware may be changed by a Majority Interest from time to time pursuant to the Act. The Company shall apply for authority to transact business in such other jurisdictions as may be necessary or desirable in connection with its formation, existence and operation.

     Section 2.4  Names and Addresses of the Members.  The names and address of
                  ----------------------------------
the initial Class A Member are set forth on Exhibit A. The respective names and addresses of the initial Class B Members are set forth on Exhibit B.

     A Member may change the Member's address upon notice thereof to the Manager, the other Members and Zhone.

     Section 2.5  Name and Address of Manager.  The name and address of the
                  ---------------------------
Manager is as follows:

                       TPG Zhone,L.L.C.
                       201 Main Street, Suite 2420
                       Fort Worth, TX 76102
                       Attn:  Jim O'Brien

     The Manager may change the Manager's address upon notice to the Members.

                                  SECTION III

                       MEMBERS; CAPITAL; CAPITAL ACCOUNTS

     Section 3.1  Capitalization.
                  --------------

             (a)  Classes; Authorized Units: Voting Rights.
                  ----------------------------------------

                  (i) The Company is authorized to issue two classes of Membership Interests, the Series A Preferred Units and Series B Common Units.

                  (ii) The total number of Units authorized for issuance by the Company is __________ of which ___________ shall be designated Series A Preferred Units and _____________ shall be designated Series B Common Units.

                  (iii) Each Member shall have one (1) vote per Unit. Unless a separate class vote is otherwise required by this Agreement or by law, each Member shall be entitled to vote on all matters in which a vote of Members is required.

             (b) Series B Common Units.  Series B Common Units will be issued
                 ---------------------
solely to those Persons identified as Class B Members on Exhibit B. The Company shall enter into an agreement (the "Zhone Class B Member Purchase Agreement") in the form of Exhibit D, with each of the Class B Members, providing the Company with the option exercisable by the Class A Member (the "Repurchase Option") to repurchase all or a portion of the Class B Member's "Unvested Interest" as defined in that agreement and on the terms set forth in that agreement. The Class A Member may direct the Manager to exercise the Company's rights pursuant to the Class B Member Purchase Agreement. Unless reissued by the Zhone Board Super Majority and Class B Majority pursuant to Section 3.2(b), the portion of the Adjusted Percentage Interest and Series B Common Units of such Class B Member attributable to such Unvested Interest immediately prior to the exercise of the Repurchase Option shall:

                 (i) if such Class B Member is not a Founder or an Affiliate of a Founder, be allocated to the remaining Class B Members who are Founders, pro rata based on their respective Adjusted Percentage Interests at such time; or

                 (ii) if such Class B Member is a Founder or an Affiliate of a Founder, be allocated to the Class A Member and the remaining Class B Members who are Founders, pro rata based on their respective Adjusted Percentage Interests at such time.

             (c) Series A Preferred Units.  Series A Preferred Units shall be
                 ------------------------
issued to the Class A Member as provided on Exhibit A. One fifth (1/5th) of the Class A Member's commitment to make Capital Contributions (the "Capital Contribution Commitment") as set forth on Exhibit A shall be paid to Zhone on behalf of the Company in accordance with Section 2.1 of the Stock Purchase Agreement. The balance of the Class A Member's Capital Contribution Commitment shall be paid by the Class A Member to Zhone in one or more installments on behalf of the Company within twelve (12) business days of a Stock Purchase Agreement Capital Call given by the Zhone Board to the Company and the Class A Member in accordance with the procedure set forth in Section 2.2(a) of the Stock Purchase Agreement, provided that such Stock Purchase Agreement Capital Call is permitted by Section 2.2(e) of the Stock Purchase Agreement. Any amounts paid by the Class A Member to Zhone pursuant to a Stock Purchase Agreement Capital Call shall for all purposes of this Agreement be treated as a Capital Contribution made by the Class A Member to the Company. The Series A Preferred Units shall not be redeemable and shall not be convertible into any other Class.

             (d) Series B Common Units. Series B Common Units shall initially be
                 ---------------------
issued to Class B Members at $_____ per Series B Common Unit. The purchase price for the Series B Common Units shall be paid by contributions to the Company by the initial Class B Members of Common Stock as set forth in Exhibit B.

     Section 3.2 Issuance of Additional Units; Admission of New Members.  No
                 ------------------------------------------------------
Class B Member shall be required to make any additional Capital Contributions. Notwithstanding Section 3.1(c) above, the Class A Member shall make such additional Capital Contributions (the "Additional Contributions") as determined by a Majority Interest to be necessary for the Company to meet its ordinary and necessary administrative and accounting expenses. No Person may be admitted to the Company as a Member if such Person constitutes a Prohibited Member as defined in Section 11.5 of the Zhone Class B Member Purchase Agreement. Except as prohibited by the previous sentence, the Company may at any time:

             (a) admit new Members as determined by a Majority Interest, and

             (b) reissue Series B Common Units reacquired pursuant to the exercise of a Repurchase Option, on such terms and conditions as may be approved by the Zhone Board Super Majority and a Class B Majority.

     Section 3.3 Delinquency.
                 -----------

             (a) If the Class A Member fails to make a payment to Zhone under
Section 3.1(c) by the "Delinquency Date" (which date shall be twelve (12) business days after notice of the Stock Purchase

Agreement Capital Call is given under the Stock Purchase Agreement), such payment shall thereafter be a "Delinquent Payment" and the Class A Member shall thereafter be "Delinquent."

             (b) If the Class A Member is Delinquent:

                 (i) The Zhone Board shall give all Affiliated Class A Members notice (the "Affiliated Class A Members Notice") of that fact within five (5) days of the Delinquency Date;

                 (ii) The Class A Member grants each Affiliated Class A Member the option (the "CYA Option") to acquire the same percentage (the "CYA Percentage") of the Delinquent Percent as of the Delinquency Date of the Delinquent Class A Member's Adjusted Percentage Interest, Series A Preferred Units, Adjusted Unreturned Class A Member's Capital Contribution and Basic Threshold Return (collectively the "Delinquent's Interest") as the amount of such Affiliated Class A Member's capital contribution commitment to an Affiliated LLC bears to the aggregate capital contribution commitments of all Affiliated Class A Members to all Affiliated LLCs;

                 (iii) Within three (3) business days of the Affiliated Class A Members Notice, each Affiliated Class A Member shall notify the remaining Affiliated Class A Members and the Zhone Board whether the Affiliated Class A Member will or will not exercise its CYA Option. Failure by an Affiliated Class A Member to give that notification within such three (3) business day period will be deemed a notice of non-exercise of the Affiliated Class A Member's CYA Option. Each Affiliated Class A Member giving notice pursuant to this Section 3.3(b)(iii) that it will exercise its CYA Option is referred to as a "CYA Person";

                 (iv) If an Affiliated Class A Member does not exercise its CYA Option, the CYA Persons shall have the right within fifteen (15) business days after the Affiliated Class A Member Notice to exercise the CYA Option of such Affiliated Class A Member pro rata based on their respective capital contribution commitments to an Affiliated LLC or as they may otherwise agree;

                 (v) Exercise of the CYA Option of a CYA Person shall be by tender of the CYA Person within the fifteen (15) business day period described in Section 3.3(b)(iv) of the CYA Person's percentage, as determined pursuant to Sections 3.3(b)(ii) and/or (iv), (the "CYA Share") of the Delinquent Payment to Zhone, together with an agreement, in a form reasonably acceptable to the Zhone Board and a Class B Majority, to assume such CYA Person's CYA Share of the entire unpaid Capital Contribution Commitment of the Delinquent Class A Member (net of the Delinquent Payment);

                 (vi) If the aggregate of the tenders described in Section 3.3(b)(v) equals the Delinquent Payment and the aggregate of the assumptions described in Section 3.3(b)(v) equals the entire unpaid Capital Contribution Commitment of the Delinquent Class A Member (net of the Delinquent Payment), then:

                       (A) Each CYA Person exercising its CYA Option shall be admitted to the Company as a Class A Member in place of the Delinquent Class A Member with respect to the product of:

                         (I) the percentage of which such CYA Person's CYA Share
is of all CYA Person's Shares, and

                         (II) the Delinquent's Interest;

                    (B) the Capital Contribution Commitment of each CYA Person shall be the aggregate amount of its tender, assumption and CYA Share of the Delinquent Percent of the Delinquent Class A Member's Adjusted Unreturned Class A Member's Capital Contribution as of the Delinquency Date; and

                    (C) the Delinquent Class A Member's share of the Delinquent's Interest shall be reduced to reflect the share of that Interest transferred to all CYA Persons under Section 3.3(b)(vi)(A);

                    (D) At the direction of one or more of such CYA Persons, the Manager shall cause the Company to commence action against the Delinquent Class A Member pursuant to Section 10.13 to collect the entire unpaid Capital Contribution Commitment of the Delinquent Class A Member as of the Delinquency Date plus interest at the rate charged from time to time by the Bank of America for prime corporate borrowers plus two percent (but not in excess of the maximum rate allowed by applicable law), plus the expenses of collection, including attorney's fees; and

                    (E) All of the decision, direction and approval rights which the Delinquent Class A Member was entitled to exercise under this Agreement immediately before the Delinquency Date shall be exercised by CYA Persons acquiring a majority of the Series A Units transferred to the CYA Persons from the Delinquent Class A Member pursuant to Section 3.3(b)(vi)(A);

            (vii) Not withstanding the prior provisions of this Section 3.3(b), unless the aggregate of the tenders described in Section 3.3(b)(v) equals the Delinquent Payment and the aggregate of the assumptions described in Section 3.3(b)(v) equals the entire unpaid Capital Contribution Commitment of the Delinquent Class A Member (net of the Delinquent Payment), Section 3.3(c) shall apply and the prior provisions of this Section 3.3(b) shall not apply.

       (c) If pursuant to Section 3.3(b)(vii), this Section 3.3(c) applies then a Class B Majority may in its sole discretion, elect any of the following alternatives by notice to the Delinquent Class A Member and to Zhone within 120 days after the Delinquency Date:

            (i) To, notwithstanding any other provision of this Agreement, including Sections 5.2 and 8.1, direct the Manager to cause the Company to distribute all of the Common Stock to the Class B Members (based on their Series B Common Units) in complete liquidation of the interests of the Class B Members in the Company; provided, however, that as to 50% of the Common Stock distributed to each Class B Member, the Member may not dispose of a greater percentage of such Stock as of any date (on a cumulative basis from the date of this Agreement) than the percentage of Zhone Preferred Stock as of such date on a cumulative basis from the date of this Agreement which has been disposed of by all Affiliated LLCs. For purposes of the preceding sentence, a distribution by an Affiliated LLC of Zhone Preferred Stock to any beneficial owner of that Affiliated LLC shall be treated as a disposition by that LLC.

Solely for purposes of this Section 3.3(c)(i), Zhone Investors FF LLC shall be treated as an Affiliated LLC and its Class A Members under its operating agreement shall be treated as Affiliated Class A Members. In the event a Class B Majority elects the alternative in this Section 3.3(c)(i), the Delinquent Class A Member shall indemnify and hold the Class B Members harmless from any liability under the Stock Purchase Agreement;

               (ii) To direct the Manager to cause the Company to commence an action against the Delinquent Class A Member pursuant to Section 10.13 to collect the entire unpaid Capital Contribution Commitment of the Delinquent Class A Member as of the Delinquency Date plus interest at the rate charged from time to time by the Bank of America for prime corporate borrowers plus two percent (but not in excess of the maximum rate allowed by applicable law), plus the expenses of collection, including attorneys' fees; or

               (iii) To cause one or more designees of a Class B Majority to assume the entire unpaid balance of the Capital Contribution Commitment of the Delinquent Class A Member (in which event the Delinquent Class A Member shall not be permitted to make any further Capital Contributions to the Company) on such terms and conditions, as determined by a Class B Majority and the Zhone Board, including but limited to, amending this Agreement to admit such designee as a Special Class A Member and in any such amendment diluting and subordinating the priorities of the interest of the Delinquent Class A Member in Company Income and distributions (as reduced pursuant to Section 3.3(b)) to the interests of any or all of such designee and the Class B Members.

          (d) The alternatives in Sections 3.3(a), (b) and (c) are in addition to and not in limitation of any other right or remedy of Zhone, the Company, the Affiliated Class A Members and the Class B Members. Furthermore, if the Class A Member is Delinquent, thereafter notwithstanding any other provision of this Agreement, as to such Delinquent Class A Member:

               (i) "Adjusted Post Cover Date Shortfall" shall for all purposes of this Agreement be zero,

               (ii) "Basic Threshold Return" shall for all purposes of this Agreement be zero

               (iii) "Post Cover Date Basic Threshold Shortfall" shall for all purposes of this Agreement be zero,

               (iv) "Post Cover Date Capital Return Shortfall" shall for all purposes of this Agreement be zero, and

               (v)   If Section 3.3(c) applies:

                     (A) For all purposes of calculating the Adjusted Percentage Interest of the Members:

                         (I) the Capital Contributions of the Delinquent Class A
Member shall be deemed to be 25% of the amount of the actual Capital Contributions of the Class A Member as of the Delinquency Date, and

                         (II) the Company shall transfer to Zhone the Special
Delinquent Percent of the Preferred Stock for $100.

                    (B) All of the rights otherwise exercisable by the Delinquent Class A Member under Section 4.2 shall be exercised by a Class B Majority, and

                    (C)  Section 5.2(c) shall not apply.

     Section 3.4  Appropriateness of Remedies.  To the extent any of the
                  ---------------------------
remedies available against a Delinquent Class A Member under Section 3.3 results or is deemed to result in the recovery of damages by the Company and/or the Class B Members, the Delinquent Class A Member agrees that the damage recovery is an appropriate amount of liquidated damages for the delinquency. The Members acknowledge that determining the actual damages now or at the time the Class A Member becomes Delinquent would be impossible, and the remedies in this Section represent a reasonable liquidated damage allowance for the failure by the Delinquent Class A Member to make a Capital Contribution when required.

     Section 3.5  No Interest; Return of Contributions.  No Member shall be
                  ------------------------------------
entitled to receive any interest on the Member's Capital Contributions. Except as otherwise provided in this Agreement, no Member shall have the right to receive the return of any Capital Contribution or withdraw from the Company, except upon the dissolution of the Company.

     Section 3.6  Capital Account.
                  ---------------

             (a) The Company shall establish and maintain a separate account (the "Capital Account") for each Member. The initial balance of the Capital Account for each Member shall be such Member's initial Capital Contribution to the Company. The Capital Account of each Member shall be increased by (i) the dollar amount of any additional cash contributions made by such Member, (ii) the fair market value of any property (other than cash) contributed to the Company by such Member (net of liabilities to which such property is subject), and (iii) allocations to such Member of its share of Income. The Capital Account of each Member shall be decreased by (i) the dollar amount of any cash distributions made to such Member, (ii) the fair market value of any property distributed to such Member (net any liabilities to which such property is subject), and (iii) allocations to such Member of its share of Losses.

             (b) Notwithstanding any other provision of this Agreement to the contrary, the foregoing provisions of paragraph (a) regarding the maintenance of Capital Accounts shall be construed so as to comply with the provisions of the Treasury Regulations promulgated pursuant to section 704 of the Code. The Manager is hereby authorized with the approval of a Majority Interest to modify the foregoing provisions to the minimum extent necessary to comply with such Treasury Regulations.

     Section 3.7  Loans.  Subject to the limitations set forth in Section 4.6
                  -----
and with the prior approval of a Majority Interest, a Member may lend money to and transact other business with the Company; provided that the terms of such loan are no less favorable to the Company than those that could reasonably be obtained by the Company in an arms-length transaction negotiated with an unrelated third party. Any permitted loan to the Company made by a Member shall not entitle the lending

Member to any greater share of Company distributions or subject the lending Member to any greater proportionate allocation of Company Income or Losses. The amount of any such loan or advance shall be a debt owed by the Company to the lending Member on the terms agreed to by the Managers. Subject to other applicable law, such Member has the same rights and obligations with respect thereto as a Person who is not a Member.

                                   SECTION IV

                     MANAGEMENT AND CONTROL OF THE COMPANY

     Section 4.1  Election of the Manager.  The Company shall have one (1)
                  -----------------------
Manager who shall be the Person identified in Section 1.39. Unless the Manager resigns or is removed, the Manager shall hold office until a successor is elected and qualified as provided in Section 4.1(c).

             (a) The Manager may resign at any time by giving written notice to the Members, without prejudice to the rights, if any, of the Company under any contract to which the Manager is a party. The resignation of the Manager shall take effect upon receipt of that notice or at such later time as shall be specified in the notice. Unless otherwise specified in the notice, the acceptance of the resignation shall not be necessary to make it effective. The resignation of a Manager who is also a Member shall not affect the Manager's rights as a Member and shall not constitute a withdrawal of a Member.

             (b)  The Manager may be removed:

                  (i) at any time, with or without cause, by notice from the Class A Member;

                  (ii) by notice from a Class B Majority for failure of the Manager to take any action which a Class B Majority alone is entitled to direct the Manager to take under this Agreement, within two (2) days of such direction. In the event of any such failure, a Class B Majority shall, whether or not it gives such notice, have the authority to cause the Company to take the directed action.

             (c) Any vacancy occurring for any reason in the position of Manager shall be filled by the selection of a new Manager by the Class A Member provided that the Class A Member is not then Delinquent, in which case the new Manager shall be selected by a Class B Majority.

     Section 4.2  Management of the Company by the Manager.
                  ----------------------------------------

             (a) Subject to Sections 3.3, 4.1, 4.2(b) and (c), the business and affairs of the Company shall be managed exclusively by the Manager, as directed by a Majority Interest, and the Manager shall have the power pursuant to such direction to do any and all acts necessary or convenient to or for the furtherance of the purposes of the Company described herein.

             (b) (i) All decisions/voting/control rights which by the terms of the Preferred Stock, the provisions of any organizational document of Zhone, any agreement to which Zhone is a party or any applicable law, may be exercised by the holder of the Preferred Stock, including decisions as to conversion and all determinations as to the disposition of the

Preferred Stock, will (other than on the occurrence of an event described in Section 8.1(e)) be exercised on behalf of the Company by the Class A Member directly or at the Class A Member's direction, by the Manager. All decisions/voting/control rights which by the terms of the Common Stock, the provisions of any organizational document of Zhone, any agreement to which Zhone is a party or any applicable law, may be exercised by the holder of the Common Stock and all determinations as to the disposition of the Common Stock (other than on the occurrence of an event described in Section 8.1(e)) will be exercised on behalf of the Company by a Class B Majority directly, or at the direction of a Class B Majority, by the Manager. Such Class B Majority may not, however, without the consent of the Class A Member cause the Company to dispose of a greater percentage of Common Stock as of any date (on a cumulative basis from the date of this Agreement) than the percentage of the Preferred Stock as of such date on a cumulative basis from the date of this Agreement which has been disposed of by the Company as of such date. In no event, however, may such percentage of Common Stock exceed the percentage which the aggregate number of Series B Common Units which have then vested under one or more of the Zhone Class B Member Purchase Agreements between the Company and the Class B Members is of all Series B Common Units issued pursuant to all such Agreements.

                  (ii) The Manager shall exercise the voting rights of the Securities held by the Company in accordance with the directions of the Class A Member or a Class B Majority, pursuant to Section 4.2(b)(i) or Section 4.2(b)(ii) as applicable.

             (c) The Class A Member shall have the sole right to determine whether the Company shall exercise any of the registration rights to which the Company is entitled to exercise with respect to the Preferred Stock under the "Rights Agreement" in the form of Exhibit E and to make all decisions on behalf of the Company relating to registration rights, including, but not limited to the amount of Preferred Stock to be included in any registration pursuant to the Rights Agreement. The Class A Member may act directly on behalf of the Company with respect to such exercise or direct the Manager with respect to such exercise.

     Section 4.3  Performance of Duties; Liability of Manager.  The Manager
                  -------------------------------------------
shall not be liable to the Company or to any Member for any loss or damage sustained by the Company or any Member and attributable to any act or failure to act by the Manager, unless the Manager has failed to comply with the good faith standard of this Section 4.3 or the loss or damage shall have been the result of fraud, deceit, reckless or intentional misconduct, or a knowing violation of law by the Manager. The Manager shall perform the Manager's managerial duties in good faith, in a manner the Manager reasonably believes to be in the best interests of the Company, and with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstances. A Manager who so performs the duties of Manager shall not have any liability by reason of being or having been a Manager of the Company.

     Section 4.4  Devotion of Time.  The Manager, in the capacity as Manager,
                  ----------------
shall devote whatever time, and effort as the Class A Member reasonably deems appropriate for the operation of the Company.

     Section 4.5  Competing Activities.
                  --------------------

             (a)  In General.  During the term of the Company and following the
                  ----------
dissolution of the Company, the Members, the Manager and any Affiliates of the Members or the Manager may engage or invest, independently or with others, in any business activity of any type or description, which is the same as or similar to the Company's business or that is in direct or indirect competition with the Company's business, including by way of example but not by way of limitation, investing in any Securities.

             (b)  Business Opportunities.  The Members, the Manager and any
                  ----------------------
Affiliates of the Members or the Manager shall not be obligated to present any investment opportunity or prospective advantage to the Company even if such opportunity or advantage is of a character that relates to the Company's business and, if presented to the Company, could be taken by the Company.

     Section 4.6  Transactions between the Company and the Manager.  The Manager
                  ------------------------------------------------
may not, and may not cause the Manager's Affiliates to, and shall cause such Affiliate to not engage in any transaction (including, without limitation, the purchase, sale, lease, or exchange of any property; the rendering of any service; the borrowing or lending of money; or the establishment of any salary, other compensation, or other terms of employment) with the Company or Zhone unless (i) such transaction is not expressly prohibited by this Agreement, and
(ii) the terms and conditions of such transaction, on an overall basis, are at least as favorable to the Company or Zhone, as applicable, as those that are generally available from unrelated Persons capable of similarly performing them and in similar transactions between similarly situated unrelated parties negotiated at arm's length.

     Section 4.7  Salaries and Reimbursement.  Unless otherwise determined by
                  --------------------------
Majority Interest, the Manager, in the Manager's capacity as Manager, shall not be entitled to a salary and remuneration for services rendered to the Company. Any salary of any Manager who is also a Member shall be treated as a guaranteed payment within the meaning of Section 707(c) of the Code. The Company shall reimburse the Manager and the Manager's Affiliates for the actual cost of materials and third party services used for or by the Company. The Company shall also pay or reimburse the Manager or the Manager's Affiliates for organizational expenses (including, without limitation, legal and accounting fees and costs) incurred to form the Company and prepare and file the certificate of formation and this Agreement.

     Section 4.8  Officers.  The Manager may, with the approval of a Majority
                  --------
Interest, appoint officers at any time. The officers shall serve at the pleasure of a Majority Interest, subject to all rights, if any, of an officer under any contract of employment. The officers shall exercise such powers and perform such duties as shall be determined from time to time by a Majority Interest. The salaries of all officers of the Company shall be fixed by a Majority Interest.

     Section 4.9  Members' Meetings; Voting; Liability.
                  ------------------------------------

          (a) Unless otherwise required by law, annual meetings of the Members shall not be required. In all matters in which a vote, approval or consent of the Members is required, approval of a Majority Interest shall be required to authorize or approve any matter.

          (b) Meetings of the Members, may be called by or at the request of the Class A Member, unless Delinquent and Section 3.3(c)(i) applies, or by the Class B Majority.

               (i) Notice of any such meeting shall be given no fewer than five (5) days prior to the date of the meeting. Attendance of a Member at such a meeting, as applicable, shall constitute a waiver of notice of such meeting except where such Member attends such meeting for the express purpose of objecting to the transaction of business because the meeting is not properly called or convened. Neither the business to be transacted nor the purpose of the meeting need be specified in the notice of such meeting.

               (ii) A Majority Interest shall constitute a quorum for transaction of business at such meeting; provided, however, that if less than a Majority Interest is present at such meeting, a majority of the Persons present may adjourn the meeting at any time without further notice.

               (iii) The act of a Majority Interest shall be the act of such meeting.

               (iv) Any action required to be taken at a meeting of the Members may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by a Majority Interest. Any such consent signed by a Majority Interest shall have the same effect as a vote at a meeting of a Majority Interest and may be stated as such in any document filed with the Delaware Secretary of State or elsewhere.

               (v) The Members may participate in any meeting through the use of telephone conference or other communications equipment by means of which all persons participating in the meeting can hear each other. Participation in such meeting shall constitute attendance and presence in person at the meeting of the Person or Persons so participating.

          (c) The Members shall not have any liability for the obligations or liabilities of the Company except to the extent provided in the Act.

  Section 4.10 Representations, Warranties and Covenants of the Company.
               --------------------------------------------------------

          (a) The Company has not conducted any business operations, including the receipt of fees for any services rendered, either directly or through any partnership, trust or other non-corporate entity; it does not currently conduct any such business operations; and its activities since its formation have been limited to holding the stock of Zhone.

          (b) The Company has not incurred or guaranteed any indebtedness to any lender or seller, and it is not obligated on any indebtedness to any person.

          (c) For so long as the Class A Member has a Membership Interest in the Company, the Company will not carry on any business activities, including the receipt of fees for services rendered, either directly or through any partnership, trust or other non-corporate entity, and its activities will be limited to holding the equity interests or their equivalent of one or more Persons.

             (d) For so long as the Class A Member has a Membership Interest in the Company, the Company will not directly incur or guarantee any indebtedness; provided that, this covenant shall not preclude Zhone or any other corporate subsidiary of the Company from incurring any indebtedness.

                                   SECTION V

                        ALLOCATIONS OF INCOME AND LOSSES
                               AND DISTRIBUTIONS

     Section 5.1  Allocations of Income and Losses.
                  --------------------------------

             (a) Income for each fiscal year or part thereof of the Company shall be allocated to the Members as follows:

                  (i) If there is a disposition described in Section 5.2(a) whether directly or by application of Section 5.2(c) during such fiscal year or part thereof, Income from such disposition shall be allocated as follows:

                       (A) First to the Class A Member to the extent the amount of the Adjusted Unreturned Class A Member's Capital Contribution distributed to the Class A Member under Section 5.2(a)(i) for such year from such disposition would otherwise exceed the positive Capital Account balance of the Class A Member (after taking into account the distribution);

                       (B) Next to the Class A Member to the extent that the amount distributed to the Class A Member under Section 5.2(a)(ii) for such year from such disposition would otherwise exceed the positive Capital Account balance of the Class A Member (after taking into account the distribution), taking into account the allocation provided for in Section 5.1(a)(i)(A);

                       (C) Next 55% to the Class B Member and 45% to the Class A Members as a group until the Class B Members have been allocated Income under this Section 5.1(a)(i)(C) equal to the aggregate amounts distributed to the Class B Members under Sections 5.2(a)(iii) (whether directly or by application of Section 5.2(c)); and

                       (D) The balance to the Class A Member and the Class B Members as a group in proportion to their respective Adjusted Percentage Interests of the Class A Member and the Class B Members as a group as of the date of the disposition.

                 (ii) If there is a disposition described in Section 5.2(b) during such fiscal year or part thereof, Income from such disposition shall be allocated as follows:

                       (A) First to the Class A Member to the extent the amount distributed to the Class A Member under Section 5.2(b)(i) for such year from all such dispositions would otherwise exceed the positive Capital Account balance of the Class A Member;

                      (B) Next to the Class A Member to the extent that the amount distributed to the Class A Member under Section 5.2(b)(ii) for such year from all such dispositions would otherwise exceed the positive Capital Account balance of the Class A Member, taking into account the allocation provided for in Section 5.1(a)(ii)(A);

                      (C) The balance to the Class A Member.

Notwithstanding the foregoing provisions (A), (B) and (C) of this Section 5.1(a)(ii), if any distribution from such disposition is made to the Class B Members as a group under Section 5.2(b)(iii), an amount of such Income equal to such distribution shall first be allocated to the Class B Members as a group prior to any allocation of Income to the Class A Member under this Section 5.1(a)(ii).

               (iii) If there is a disposition described in Section 5.2(c) during such fiscal year or part thereof, Income from such disposition shall be allocated to the Class B Members as a group. Notwithstanding the foregoing, if the proceeds of such disposition are governed by the proviso of Section 5.2(c), such Income shall instead be allocated in accordance with Section 5.1(a)(i).

               (iv) If there is a disposition described in Section 5.2(d) during such fiscal year or part thereof, Income from such disposition shall be allocated to the Class B Members as a group. Notwithstanding the foregoing, to the extent the proceeds of such disposition are distributed to the Class A Member, the Income from the disposition that generated such proceeds shall, to such extent, first instead be allocated to the Class A Member.

          (b) Losses for each fiscal year or part thereof of the Company shall be allocated among the Members as follows:

               (i) Losses attributable to costs or expenses of the Company paid with Additional Contributions made pursuant to Section 3.2 shall be allocated to the Class A Member to the extent of its Additional Contributions.

               (ii)   Losses from a disposition of Preferred Stock described in
Section 5.2(b) shall be allocated to the Class A Member;

               (iii) Losses from a disposition of Common Stock described in either Section 5.2(c) or Section 5.2(d) shall be allocated to the Class B Members in proportion to their respective Series B Common Units;

               (iv) Losses other than as provided in Sections 5.1(b)(i), (ii) and (iii) shall be allocated as follows:

                      (A) first to the Members in proportion to and to the extent of their respective shares of Company Income allocated to them under
Section 5.1(a)(i)(D) and not previously taken into account under this Section 5.1(b)(iv)(A);

                    (B) Next to the Members in proportion to and to the extent of their respective positive Capital Account balances remaining after any allocations under Section 5.1(b)(iv)(A); and

                    (C) The balance to the Class A Member and the Class B Members as a group based on the respective Adjusted Percentage Interests of the Class A Member and the Class B Member as a group.

          (c) Allocations With Respect to Contributed Property. Allocation of
              ------------------------------------------------
book and tax items with respect to property contributed by any Member shall be made solely for Federal income tax purposes as required by section 704(c) of the Code using the traditional method. Following any revaluation of the Company's assets and the adjustment of any Member's Capital Account pursuant to Regulations section 1.704-1(b)(2)(iv)(f) to reflect such revaluation, the Members' Capital Accounts shall be adjusted for various items as computed for book purposes with respect to such revalued assets as required by Regulations section 1.704-1(b) and the Members' shares of such items as computed for tax purposes with respect to such items shall be determined as required by Regulations section 1.704-1(b). Income or Losses upon the disposition of any property contributed to the Company shall be determined with respect to the book basis of such property instead of its income tax basis.

          (d) Qualified Income Offset.
              -----------------------

              (i) If any Member unexpectedly receives any adjustment, allocation or distribution described in Regulations section 1.704-1(b)(2)(ii)(d)(4), (5) or (6), items of Income shall be specially allocated to such Member in an amount and manner sufficient to eliminate any deficit in its Capital Account created by such adjustment, allocation or distribution as soon as practicable. This Section 5.1(d)(i) is intended to constitute a "qualified income offset" within the meaning of Regulations section 1.704-1(b)(2)(ii)(d)(3).

              (ii) Any allocations of items of Income pursuant to Section 5.1(d)(i) shall be taken into account in computing subsequent allocations of Income or Losses pursuant to this Article V so that the net amounts of the allocations under this Article V shall, to the maximum extent possible, be equal to the net amounts that would have been allocated pursuant to this Article V if there had been no allocations pursuant to Section 5.1(d)(i).

          (e) Allocation of Income and Losses and Distributions in Respect of a
              -----------------------------------------------------------------
Transferred Interest.  If any Membership Interest is transferred, or is
--------------------
increased or decreased by reason of the admission of a new Member or otherwise, during any fiscal year, Income or Losses for such fiscal year shall be allocated among the Members by the Tax Matters Partner (as directed by a Majority Interest) using any method permitted under the Code.

          (f) Adjustment of Allocations.  In the event the allocations set forth
              -------------------------
above are disallowed by the Internal Revenue Service, such allocations shall be deemed to be amended to the minimum extent necessary to conform with section 704 of the Code, while preserving the intent of the foregoing allocations to the maximum possible extent and by making such adjustments to the allocations as are necessary to allow distributions to be made in accordance with Section 5.2.

             (g)  Additional Allocations. Notwithstanding the foregoing, if,
                  ----------------------
upon the final dissolution and termination of the Company and after taking into account all allocations of Income and Losses (and other tax items) under this
Section 5.1, the distributions to be made in accordance with the positive Capital Account balances would result in a distribution that would be different from the Distribution Hierarchy provided for under Section 5.2(a) below, then gross items of Income (and other tax items) for the taxable year of the final dissolution and termination (and, to the extent permitted under section 761(c) of the Code, gross items of Income (and other tax items) for the immediately preceding taxable year) shall be allocated to the Members to increase or decrease Capital Account balances, as the case may be, so that the final distribution will occur in under the Distribution Hierarchy provided for under
Section 5.2(a) below.

             (h)  Special Rule. Notwithstanding any other provision in Section
                  ------------
5.1, if Income or Loss arises in a taxable year different from the taxable year in which the associated cash arising from that sale is distributed under Section 5.2, the allocations of such Income and Loss under Section 5.1 shall, to the maximum extent possible, be made as if the associated distribution had occurred in the year the taxable Income or Loss arose, using the principles of Section
5.2 to determine the allocation of such hypothetical distribution.

     Section 5.2  Distributions by the Company.  Subject to applicable law and
                  ----------------------------
any limitations contained elsewhere in this Agreement, all available proceeds from the disposition of the Securities (including dividends, interest and sales proceeds) less reasonable reserves and reasonable costs of the disposition, all as determined by a Majority Interest, shall be distributed to the Members under one of the Distribution Hierarchies (the "Distribution Hierarchies") as follows:

             (a)  Disposition of All Remaining Securities.  If the disposition
                  ---------------------------------------
is of all of the Securities remaining in the Company, is pursuant to an event described in Section 8.1(e), or is not otherwise governed by any of Sections 5.2(b), (c) or (d), the proceeds shall be distributed in accordance with the following Distribution Hierarchy and priority:

                  (i) First, to the Class A Member to the extent of the Adjusted Unreturned Class A Member's Capital Contribution,

                  (ii) Second, to the Class A Member to the extent of the sum of:

                        (A) The Basic Threshold Return attributable to the portion of the Class A Member's Capital Contribution (determined on a FIFO basis) attributable to all of the Preferred Stock (such portion to be determined consistently with Section 1.3(b)A) disposed of in such disposition; and

                        (B) Any Adjusted Post Cover Date Shortfall as of the date of such disposition (first in payment of any Post Cover Date Basic Threshold Return included therein and then in payment of any Post Cover Date Capital Return Shortfall included therein),

                  (iii) Third, 55% to the Class B Members as a group and 45% to the Class A Member until the Class B Members as a group have received total distributions pursuant to this Section 5.2(a)(iii) equal to the Adjusted Percentage Interest of the Class B Members as a group of all distributions to the Class A Member and the Class B Members as a group pursuant to Sections 5.2(a)(i) and (ii) and this Section 5.2(a)(iii), and

               (iv) The balance to the Class A Member and the Class B Members as a group based on the respective Adjusted Percentage Interests of the Class A Member and the Class B Members as a group.

          (b)  Disposition of Preferred Stock Not Governed by Section 5.2(a).
               -------------------------------------------------------------
If the disposition is of any or all of the Preferred Stock (a "Preferred Stock Disposition" or "Disposition"), and the Disposition is not otherwise governed by
Section 5.2(a), the proceeds of the disposition shall be distributed in accordance with the following Distribution Hierarchy and priority:

               (i) First, to the Class A Member to the extent of the Basic Threshold Return remaining unpaid as of the date of the Preferred Stock Disposition,

               (ii) Second, to the Class A Member to the extent of any of the Class A Member's Capital Contribution remaining unreturned as of the date of the Preferred Stock Disposition, and

               (iii) The balance to the Class A Member, except if any distributions have been made to the Class A Member under Section 5.2(d), such balance shall first be distributed to the Class B Members as a group until that group has received an aggregate amount under this Section 5.2(b)(iii) equal to the aggregate amount of such distributions to the Class A Member under Section 5.2(d).

          (c)  Disposition of Common Stock Prior to the Cover Date and Not
               -----------------------------------------------------------
Governed by Section 5.2(a).  If the disposition is of Common Stock prior to the
--------------------------
Cover Date and is not otherwise governed by Section 5.2(a), then the proceeds of such disposition shall be distributed to the Class B Members as a group; provided, however, that if such disposition of Common Stock occurs within 90 days of the date of a Preferred Stock Disposition and the Class A Member is not Delinquent, the proceeds of such disposition of Common Stock shall first be distributed to the Class A Member to the extent that any Basic Threshold Return and any of the Class A Member's Capital Contributions as of the date of the Preferred Stock Disposition remains unpaid and unreturned, as the case may be, after the proceeds of the Preferred Stock Disposition have been distributed in accordance with Sections 5.2(b)(i) and (ii). The distribution of proceeds to the Class A Member hereunder shall be made in accordance with the Distribution Hierarchy set forth in Section 5.2(b).

          (d)  Disposition of Common Stock After the Cover Date and Not Governed
               -----------------------------------------------------------------
by Section 5.2(a).
-----------------

               (i) If as a result of a Preferred Stock Disposition governed by
Section 5.2(b) and occurring after the Cover Date, the Basic Threshold Return attributable to the portion of the Class A Member's Capital Contribution (determined on a FIFO basis) attributable to the Preferred Stock disposed of in such Disposition exceeds the amount distributed to the Class A Member from such Disposition under Section 5.2(b)(i), there shall be a "Post Cover Date Basic Threshold Shortfall." If the Class A Member's Capital Contributions (determined on a FIFO basis) attributable to the Preferred Stock disposed of in such Disposition exceed the amount distributed to Class A Member from such Disposition under Section 5.2(b)(ii) there shall be a "Post Cover Date Capital Return Shortfall."

          (ii) In the event there is neither a Post Cover Date Capital Return Shortfall nor a Post Cover Date Basic Threshold Shortfall at the time of a disposition of Common Stock after the Cover Date and such disposition is not otherwise governed by Section 5.2(a), all proceeds of such disposition shall be distributed to the Class B Members as a group.

          (iii) In the event that there is either, or both, of a Post Cover Date Basic Threshold Shortfall or a Post Cover Date Capital Return Shortfall, the Class B Members as group shall have one year from the date of the Disposition creating any such Shortfall to as, chosen by a Class B Majority, either:

                (A) Cause the Company to dispose of sufficient Common Stock to be able to and to distribute to the Class A Member the sum of (I) the amount of any Post Cover Date Basic Threshold Shortfall arising from the Disposition (and a Basic Threshold Return shall continue to accrue on the amount of such Shortfall remaining unpaid as though it were a Capital Contribution from the Class A Member until that Shortfall is paid under this Section 5.2(d)) and (II) the amount of any Post Cover Date Capital Return Shortfall arising from the Disposition. Such distribution shall be treated as made first under (I) of this Subsection and then under (II) of this Subsection.

                (B) Notwithstanding Section 5.2(d)(iii)(A), if the Class B Members as a group would not receive from such Common Stock disposition and from all prior dispositions of any assets by the Company an aggregate amount equal to 10% of the cumulative amount of Income of the Company through the date of the disposition of the Common Stock, then the Class B Members as a group shall first receive from the proceeds of the Common Stock disposition otherwise distributable to the Class A Member under Section 5.2(d)(iii)(A) the amount necessary for the Class B Members as a group to have received that 10% amount. The balance of the proceeds from the disposition shall be distributed to the Class A Member first to pay the Post Cover Date Basic Threshold Shortfall and any balance remaining to cover the Post Cover Date Capital Return Shortfall; or

                (C) Cause the Company to distribute to the Class A Member Common Stock of sufficient value (using for the value of that Common Stock the average closing price for such stock during the 30 trading days prior to the date of the distribution) to pay the Class A Member (I) the amount of any Post Cover Date Basic Threshold Shortfall arising from the Disposition (and a Basic Threshold Return shall continue to accrue on the amount of such Shortfall remaining unpaid as though it were a Capital Contribution from the Class A Member until that Shortfall is paid under this Section 5.2(d)) and (II) any Post Cover Date Capital Return Shortfall arising from the Disposition. Such distribution shall be treated as made first under (I) of this Subsection and then under (II) of this Subsection.

                (D) Notwithstanding Section 5.2(d)(iii)(C), if the Class B Members as a group would not receive from a disposition of such Common Stock if it were disposed of at the value determined under Section 5.2(d)(iii)(C) and from all prior dispositions of any assets by the Company an amount equal to 10% of the cumulative amount of Income through the date of the distribution of the Common Stock, then the Class B Members as a group shall first receive as a distribution from the Common Stock otherwise distributable to the Class A Member under
Section 5.2(d)(iii)(C) (valued using the average price value set forth in Section 5.2(d)(iii)(C)) such amount of Common Stock as necessary for the Class B Members as a group to have received that 10% amount. The balance of that Common Stock otherwise distributable under Section 5.2(d)(iii)(C) shall be distributed to the Class A Member first to pay the Post Cover Date Basic Threshold Shortfall and any balance remaining to cover the Post Cover Date Capital Return Shortfall.

          (e)  Notwithstanding Sections 5.2(a)-(d), in the event:

               (i) the net amount of U.S. federal income tax and state income tax required to be paid by a Class B Member, on the Income allocated to the Member (net of all Losses allocated to the Member hereunder and not previously offset by an allocation of Income hereunder), for any fiscal year of the Company, assuming the Class B Member were subject to the maximum individual U.S. federal and state income tax rates, using an assumed 10% state income tax rate on such Income and taking into account any deduction of state income taxes for regular U.S. federal income tax purposes, exceeds

               (ii) the cash distributed to the Class B Member pursuant to one or more of Sections 5.2(a)-(d) for such fiscal year or within 90 days following the close of such fiscal year, provided that to the extent that including cash distributed within such 90 day period prevents there from being an excess, such cash shall not again count for the fiscal year of distribution for purposes of determining whether there is an excess under this Section 5.2(e), (such excess being referred to as the "Class B Member's Tax Deficit"), then the Class B Member shall receive from Distributable Cash for such fiscal year or such later fiscal year when Distributable Cash becomes available, an amount equal to the Class B Member's Tax Deficit. Such distribution shall be made whether or not the Member is an individual and whether or not such income is subject to a different tax rate. Such distribution shall be taken into account in computing subsequent distributions to the Members under Sections 5.2(a)-(d). Accordingly, distributions to a Class B Member pursuant to this
Section 5.2(e) shall be offset to the maximum extent possible each time out of the first subsequent distributions to which the Class B Member is otherwise entitled to under this Agreement until the amounts previously distributed to the Class Member under this Section 5.2(e) have been offset; provided that in the case of subsequent distributions not pursuant to Section 5.2(a), the Class B Member must retain sufficient cash from distributions under Section 5.2(b)(iii) and 5.2(d) to pay the Federal and state taxes attributable to the allocations related to such distributions, computed consistently with Section 5.2(e)(i). In the event that more than one Class B Member has a Tax Deficit and there is insufficient Distributable Cash for the relevant fiscal year to cover all Class B Members' Tax Deficits, distributions under this Section 5.2(e) shall be made among the Class B Members with Tax Deficits in proportion to their respective Tax Deficits.

             (f) All distributions under this Section 5.2 shall be made only to the Persons who, according to the Company's books and records, are the holders of record of the Membership Interests in respect of which such distributions are made on the actual date of distribution. If a distribution to any Member is subject to withholding pursuant to the Code, or any other provision of federal, state or local law, the Company shall withhold all amounts otherwise distributable to such Member as are required by law and any amounts so withheld shall be deemed to have been distributed to such Member under this Agreement. Subject to Section 5.4, neither the Company nor the Manager shall incur any liability for making distributions in accordance with this Section 5.2.

     Section 5.3  Form of Distribution.  Except as otherwise provided in this
                  --------------------
Agreement, a Member, regardless of the nature of the Member's Capital Contribution, has no right to demand and receive any distribution from the Company other than pursuant to this Agreement.

     Section 5.4  Restriction on Distributions.
                  ----------------------------

             (a) No distribution shall be made if, after giving effect to the distribution, all liabilities of the Company, other than liabilities of the Company to Members on account of their Membership Interests and liabilities for which the recourse of creditors is limited to specific property of the Company, exceed the fair market value of the assets of the Company, except that the fair market value of the property that is subject to a liability for which the recourse of creditors is limited shall be included in the assets of the Company only to the extent that the fair market value of that property exceeds that liability.

             (b) A Majority Interest may base a determination that a distribution is not prohibited on any of the following bases: (i) financial statements prepared on the basis of accounting practices and principles that are reasonable in the circumstances; (ii) a fair valuation; or (iii) any other method that is reasonable in the circumstances.

             (c) Any Member or Assignee who receives a distribution in violation of Section 5.4(a) who knew at the time of the distribution that the distribution violated Section 5.4(a) shall be liable to the Company for the amount of the distribution.

     Section 5.5  Distributions in Kind.  Any property distributed in kind by
                  ---------------------
the Company shall, subject to Section 8.1(e), be valued at fair market value in good faith by a Majority Interest and treated as though the property were disposed of for such value for all purposes of this Agreement. The difference between such value of the property distributed in kind and its book basis shall be treated as Income or Loss on the sale of the property and shall be credited or charged to the Members in proportion to their respective shares of Income and Losses pursuant to Section 5.1 as though actually recognized by the Company for U.S. federal income tax purposes.

                                   SECTION VI

                      TRANSFER AND ASSIGNMENT OF INTERESTS

     Section 6.1  Restrictions on Transfer of Interests.  In addition to other
                  -------------------------------------
restrictions found in this Agreement, without the consent of a Majority Interest or as provided in

Section 3.3(c), no Member shall transfer, assign, convey, sell, encumber or in any way alienate all or any part of the Member's Membership Interest, except:

          (a) if the Member is an individual or is treated as an individual for federal income tax purposes as of the date of this Agreement (and for this purpose a husband and wife shall be treated as one individual), to such Member's immediate family or any custodian or trustee for the benefit of any or all of such Member and the Member's immediate family or upon such Member's death by testamentary disposition or intestacy, or

          (b) if the Member is not described in Section 6.1(a), to an Affiliate, provided that in the case of an Affiliate, the Member remains jointly and severally liable with such Affiliate for the performance of all of the transferring Member's obligations under this Agreement.

     Notwithstanding the foregoing, (i) a Class B Member shall not be permitted to transfer its Membership Interest to a Prohibited Member as described in
Section 11.5 of the Zhone Class B Member Purchase Agreement, and (ii) if a Class A Member is required by any law, regulation or policy enacted or adopted or court decision rendered following the date of this Agreement to divest itself of all or any part of its Membership Interest and delivers to the Company an opinion of legal counsel (which may be such Member's internal counsel) to that effect, then such Class A Member may assign all or that part of its Membership Interest to a third party.

          (c) In the event a Majority Interest consents to a Class A Member's sale of all or part of its Membership Interest in a transaction not described in
Section 6.1(a) or 6.1(b), such Membership Interest (the "Offered Interest") shall first be offered by the Class A Member to all Class A Members (who are not currently Delinquent) of any Affiliated LLC.

              (i) The Class A Member intending to sell all or part of its Membership Interest (the "Preferred Selling Party") shall first deliver a written notice ("Notice") to the other non-Delinquent Class A Members of all Affiliated LLCs (the "Offerees") stating (i) the Preferred Selling Party desires to sell or transfer all or part of such Membership Interest (the "Offered Interest") and (ii) the price and other terms of the proposed sale or transfer.

              (ii) Within ten (10) days after receipt of the Notice, each Offeree may elect to purchase its pro rata share or any part thereof of the Offered Interest, on the same terms and conditions specified in the Notice, by delivering to the Preferred Selling Party written notice of such election. Each Offeree's pro rata share of the Offered Interest shall be the same percentage of the Offered Interest as such Offeree's Capital Contribution Commitment to their respective Affiliated LLC bears to the Capital Contribution Commitments of all Offerees to the Affiliated LLCs as of that date.

              (iii) If, within ten (10) days after receipt of the Notice, an Offeree does not notify the Preferred Selling Party that it desires to purchase its pro-rata share (or any part thereof) of the Offered Interest, those Offerees who have elected to purchase a part of the Offered Interest during the ten (10) day period (the "Over-allotment Purchasers") may elect to purchase the Offered Interest not so purchased. The Preferred Selling Party shall provide written notice to the Over-allotment Purchasers not later than thirty (30) days after receipt of the Notice of the portion of the Offered Interest of the Preferred Selling Party available for purchase pursuant to this over-allotment right. Each of these Over-allotment Purchasers shall have until forty (40) days after receipt of the Notice to notify the Preferred Selling Party in writing that it elects to purchase at least its pro rata share or any part thereof of the remaining Offered Interest. Each Over-allotment Purchaser's pro rata share of the Offered Interest shall be the same percentage of the Offered Interest as such Over-allotment Purchaser's Capital Contribution Commitment to their respective Affiliated LLC bears to the Capital Contribution Commitments of all Over-allotment Purchasers to the Affiliated LLCs held by all Over-allotment Purchasers as of the date of the Notice.

                  (iv) In the event the Offerees elect to acquire any of the Offered Interest, the Offerees and the Preferred Selling Party shall complete the sale and purchase within sixty (60) days after the Preferred Selling Party provides the Notice. The Offeree shall thereafter be treated as having made all prior Capital Contributions, allocated all items of Income and Loss and received all distributions attributable to the Offered Interest purchased by such Offeree.

                  (v) If all of the Offered Interest is not elected to be purchased by the Offerees, the Preferred Selling Party may sell such Offered Interest not to be so purchased at the price and on the terms specified in the Notice, provided that (i) such sale or transfer is consummated within one hundred fifty (150) days of the date of the Notice, and (ii) that prior to the transfer, the transferee of the Offered Interest agrees in writing (in a form satisfactory to the Majority Interest) that such transferee shall receive and hold the Offered Interest in accordance with the provisions of this Agreement.

                  (vi)  The rights and obligations of the Offerees under this
Section 6.1(c) shall terminate (and shall not apply to the transfer of any Membership Interest) upon the closing of the Company's initial public offering pursuant to an effective registration statement on Form S-1 (or a successor form) under the Securities Act covering the offer and sale of Common Stock for the account of the Company to the public (the "IPO").

                  (vii) The right of first refusal granted hereunder to the Offerees may be assigned to a transferee or assignee reasonably acceptable to the Company.

     Section 6.2  Effective Date of Permitted Transfers.  Any permitted transfer
                  -------------------------------------
of all or any portion of a Membership Interest shall be effective as of the date following the date upon which the applicable requirements of Section 6.1 have been met. The Manager shall provide the Members with written notice of such transfer as promptly as possible after the requirements of Section 6.1 have been met. Any transferee of a Membership Interest shall take subject to the restrictions on transfer and all other provisions imposed by this Agreement.

     Section 6.3  Substitution of Members.  An Assignee of a Membership Interest
                  -----------------------
shall have the right to become a substitute Member only if (i) the requirements of Section 6.1 are met, (ii) the Assignee executes an instrument reasonably satisfactory to a Majority Interest accepting and adopting the terms and provisions of this Agreement, and (iii) the Assignee pays any reasonable expenses in connection with the Assignee's admission as a new Member. The admission of an Assignee as a substitute Member shall not result in the release of the Member who assigned the Membership Interest from any liability that such Member may have to the Company.

     Section 6.4  Rights of Legal Representatives.  If a Member who is an
                  -------------------------------
individual dies or is adjudged by a court of competent jurisdiction to be incompetent to manage the Member's person or property, the Member's executor, administrator, guardian, conservator, or other legal representative may exercise all of the Member's rights for the purpose of settling the Member's estate or administering the Member's property, including any power the Member has under this Agreement to give an Assignee the right to become a Member.

     Section 6.5  No Effect to Transfers in Violation of Agreement.  Upon any
                  ------------------------------------------------
transfer of a Membership Interest in violation of this Article VI, the transferee shall have no right to vote or participate in the management of the Company's business, property and affairs or to exercise any rights of a Member. Such transferee shall only be entitled to become an Assignee and thereafter shall only receive the share of one or more of the Company's Income, Losses and distributions of the Company's assets to which the transferor of such Membership Interest would otherwise be entitled. Notwithstanding the immediately preceding sentences, if, in the determination of the Tax Matters Partner, a transfer in violation of this Article VI would cause the tax termination of the Company under Code Section 708(b)(1)(B), the transfer shall be null and void and the purported transferee shall not become either a Member or an Assignee.

                                  SECTION VII

                   ACCOUNTING, RECORDS, REPORTING BY MEMBERS

     Section 7.1  Books and Records; Fiscal Year.  The Company's books and
                  ------------------------------
records shall be kept, and the financial position and the results of its operations recorded, in accordance with the method of accounting followed by the Company for federal tax purposes. The annual accounting period of the Company shall be its fiscal and taxable year, which shall be the calendar year unless otherwise determined by a Majority Interest. The Company's books and records shall reflect all the Company transactions and shall be appropriate and adequate for the Company's business.

     Section 7.2  Access to Accounting and Other Records.
                  --------------------------------------

             (a) Each of the Class A Member, a Class B Majority and any Assignee has the right, upon reasonable request for purposes reasonably related to the interest of such Member or Assignee, to:

                  (i) inspect and copy during normal business hours any of the Company's books and records;

                  (ii) obtain from the Manager, promptly after their becoming available, a copy of the Company's federal, state, and local income tax or information returns for each fiscal year; and

                  (iii) discuss with the Company's management and its agents, the affairs of the Company, subject to such reasonable confidentiality restrictions as may be imposed by the Manager.

     Section 7.3  Financial Statements.  The Manager shall procure the
                  --------------------
preparation of the following Company financial statements and information which shall be prepared and delivered to the Members and any Assignee at the Company's expense and at the following times:

                  (i) unaudited annual financial statements, within one hundred twenty (120) days following the Company's fiscal year end;

                  (ii) such information as is necessary for the preparation of the Federal and state income tax returns of the Members and any Assignee, at least one hundred twenty (120) days after the end of each taxable year; and

                  (iii) such other financial information regarding the Company and Zhone as and when directed by a Majority Interest.

     Section 7.4  Bank Accounts.  The Manager initially shall maintain the
                  -------------
Company's funds in one bank account in the Company's name as directed by a Majority Interest, and shall not permit the Company's funds to be commingled in any fashion with the funds of any other Person.

     Section 7.5  Tax Matters for the Company Handled by the Tax Matters
                  ------------------------------------------------------
Partner. The Class A Member shall make an election to have the Company treated as a partnership for federal income tax purposes. The Class A Member shall from time to time cause the Company to make such other tax elections as the Class A Member reasonably deems appropriate; provided, however, that no such election may adversely affect any Class B Member without the consent of a Class B Majority, which consent shall not be unreasonably withheld. The Class A Member shall be the "Tax Matters Partner" (as defined in Code Section 6231) but shall take no action in that capacity adverse to any Class B Member without the consent of a Class B Majority, which consent shall not be unreasonably withheld. The Tax Matters Partner shall represent the Company (at the Company's expense) in connection with all examinations of the Company's affairs by tax authorities, including resulting judicial and administrative proceedings, and shall expend the Company funds for professional services and costs associated therewith. The Tax Matters Partner shall oversee the Company tax affairs as directed by a Majority Interest and shall not have the right to agree to extend any statute of limitations without the approval of a Majority Interest. If for any reason the Tax Matters Partner can no longer serve in that capacity, ceases to be a Member or is Delinquent, a Class B Majority may designate another Member to be Tax Matters Partner.

                                  SECTION VIII

                           DISSOLUTION AND WINDING UP

     Section 8.1  Dissolution.  The Company shall be dissolved, its assets shall
                  -----------
be disposed of, and its affairs wound up on the first to occur of the following:

          (a)  The entry of a decree of judicial dissolution pursuant to Act
Section 18-803;

          (b)  The vote of a Majority Interest with the consent of the Zhone
Board;

          (c)  The sale of all or, substantially all of the assets of Company;

          (d) At the election of the Class A Member (with the consent of the Zhone Board) at any time after all of the obligations of the Company and the Class A Member under the Stock Purchase Agreement have been met; or

          (e)  In the event of:

               (i)   a Zhone Liquidation, or

               (ii)  at such time that the closing price (the "Exit Price") of
                                                               ----------
Zhone's publicly traded shares, adjusted for stock splits, stock dividends, combinations and other similar transactions affecting such shares if any for any 60 calendar days during any 90 calendar day period occurring in whole after the expiration of any lock-up agreements entered into by the Company in connection with a Qualified Public Offering (as defined in the Stock Purchase Agreement) equals or exceeds the greater of:

                     (A) the sum of the Capital Contributions of the Class A Members plus the Basic Threshold Return thereon, (expressed on a per share common-equivalent basis), or

                     (B) 400% of the aggregate Capital Contributions of the Class A Members (expressed on a per share common equivalent basis), or

               (iii) on the 12th anniversary of the Effective Date.

     For purposes of the distributions to be made in any such dissolution occurring due to Section 8.1(e), the value of the shares or assets to be distributed will notwithstanding Section 5.5, be determined on the basis of the Exit Price, in the case of a distribution arising from an event described under
Section 8.1(e)(ii) above or the proceeds received by the Company in the case of a Zhone Liquidation.

     In the case of a dissolution occurring other than under Section 8(e)(i), any Securities of Zhone distributed to a Class B Member in the dissolution shall remain subject to vesting under the Zhone Class B Member's Purchase Agreement with the Company in the same manner as if such Securities were the Class B Member Interest described in that Agreement and Zhone shall succeed to all rights of the Company under such Agreement, including but not limited to the Company's right to exercise a Repurchase Option under each such Agreement. with respect to such Securities as though they were a "Class B Member Interest" as defined in such Agreement.

     Section 8.2  Winding Up.  Upon the occurrence of any event specified in
                  ----------
Section 8.1, the Company shall continue solely for the purpose of winding up its affairs in an orderly manner, liquidating its assets, and satisfying the claims of its creditors. The Manager as directed by a

Majority Interest or if there is no Manager, a Majority Interest shall be responsible for overseeing the winding up and liquidation of Company, shall take full account of the liabilities of Company and assets, shall either cause the Company's assets to be sold or distributed, and if sold as promptly as is consistent with obtaining the fair market value thereof, shall cause the proceeds therefrom, to the extent sufficient therefor, to be applied and distributed as provided in Section 8.3. The Person or Persons winding up the Company's affairs shall give written notice of the commencement of winding up by mail to all known creditors and claimants whose addresses appear on the Company's records. The Person winding up the Company's affairs shall be entitled to reimbursement of all costs incurred in such winding up.

     Section 8.3  Order of Payment Upon Dissolution.
                  ---------------------------------

             (a) After determining that all known debts and liabilities of the Company, including, without limitation, debts and liabilities to Members who are creditors of the Company, have been paid or adequately provided for, the remaining assets shall be distributed to the Members as provided in Section 5.2(a) but not to any member in excess of the positive balance in the Member's Capital Account after taking into account all allocations and distributions for the Company's fiscal year during which such liquidation occurs through the date of such liquidation (other than adjustments due to distributions pursuant to this Section 8.3(a)).

             (b) Such liquidating distributions shall be made by the end of the Company's taxable year in which the Company is liquidated, or, if later, within ninety (90) days after the date of such liquidation.

     Section 8.4  Limitations on Payments Made in Dissolution.  Except as
                  -------------------------------------------
otherwise specifically provided in this Agreement, each Member shall only be entitled to look solely at the Company's assets for the return of the Member's positive Capital Account balance and shall have no recourse for the Member's Capital Contribution and/or share of Income (upon dissolution or otherwise) against the Manager or any other Member.

     Section 8.5  Certificate of Cancellation.  Upon dissolution of the Company
                  ---------------------------
and the completion of the winding up of its business, a certificate of cancellation shall be filed with the Delaware Secretary of State, pursuant to the Act. At such time, the Company shall also file an application for withdrawal of the Company's certificate of authority in any jurisdiction where it is then qualified to do business.

                                   SECTION IX

                         INDEMNIFICATION AND INSURANCE

     Section 9.1  Indemnification by Company.
                  --------------------------

             (a) The Company shall indemnify, hold harmless and defend the Manager, each Member (other than a Delinquent Class A Member), and all their respective agents and employees from and against any loss, expense, damage or injury suffered or sustained by them by reason of any acts or omissions arising out of their activities on behalf of the Company or in furtherance of the interests of the Company, including but not limited to any judgment, award, settlement, reasonable attorneys' fees and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim, if the acts or omissions were not performed or omitted fraudulently or as a result of gross negligence or willful misconduct by the indemnified party. Reasonable expenses incurred by the indemnified party, in connection with any such proceeding relating to the foregoing matters, may be paid or reimbursed by the Company in advance of the final disposition of such proceeding upon receipt by the Company of (i) written affirmation by the persons requesting indemnification of its good faith belief that it has met the standard of conduct necessary for indemnification by the Company, and (ii) a written undertaking by or on behalf of such indemnified party to repay such amount if it shall ultimately be determined by a court of competent jurisdiction that such indemnified party has not met such standard of conduct, which undertaking shall be an unlimited general obligation of the indemnified party but need not be secured.

     Section 9.2  Indemnification by Members.  Each Member shall indemnify,
                  --------------------------
defend and hold harmless the Company and the other Members from all losses, costs, expenses, damages, claims and liabilities (including reasonable attorneys' fees) to which the Company or the other Members shall be subject, or for which they shall be liable, arising from any fraud, gross negligence, willful or wanton misconduct, the breach or material inaccuracy of any representation and warranty of such Member specified in this Agreement, the breach of any obligations under this Agreement or breach of any fiduciary duties it may have to the Company or to the other Members.

     Section 9.3  Insurance.  The Company shall have the power to purchase and
                  ---------
maintain insurance on behalf of any Person who is or was an agent of the Company against any liability asserted against such Person and incurred by such Person in any such capacity, or arising out of such Person's status as an agent, whether or not the Company would have the power to indemnify such Person against such liability under the provisions of Section 9.1 or under applicable law.

                                   SECTION X

                                 MISCELLANEOUS

     Section 10.1 Complete Agreement.  This Agreement, the Rights Agreement,
                  ------------------
the Stock Purchase Agreement, the Zhone Class B Member Purchase Agreement and the Employment Agreements (as defined in the Stock Purchase Agreements) constitute the complete and exclusive statement of agreement among the Members with respect to the subject matter herein and therein and replaces and supersedes all prior written and oral agreements or statements by and between the Members, their Affiliates or any of them with respect to the Preferred Stock and the Common Stock. No representation, statement, condition or warranty not contained in this Agreement will be binding on the Members or Manager or have any force or effect whatsoever.

     Section 10.2 Binding Effect.  Subject to the provisions of this Agreement
                  --------------
relating to transferability, this Agreement will be binding upon and inure to the benefit of the Members, and their respective successors and assigns.

     Section 10.3 Parties in Interest.  Except as expressly provided in the
                  -------------------
Act, nothing in this Agreement shall confer any rights or remedies under or by reason of this Agreement on any

Persons other than the Members, the Manager, the Affiliated Class A Members, Zhone and their respective successors and assigns nor shall anything in this Agreement relieve or discharge the obligation or liability of any third person to any party to this Agreement, nor shall any provision give any third person any right of subrogation or action over or against any party to this Agreement.

     Section 10.4  Interpretation.  All pronouns and all variations thereof
                   --------------
shall be deemed to refer to the masculine, feminine, or neuter, singular or plural, as the context in which they are used may require. Any reference to the Code, the Regulations, the Act, or other statutes or laws will include all amendments, modifications, or replacements of the specific sections and provisions concerned. All headings herein are inserted only for convenience and ease of reference and are not to be considered in the construction or interpretation of any provision of this Agreement. If any claim is made by any Member relating to any conflict, omission or ambiguity in this Agreement, no presumption or burden of proof or persuasion shall be implied by virtue of the fact that this Agreement was prepared by or at the request of a particular Member or the Member's counsel. Numbered or lettered articles, sections and subsections herein contained refer to articles, sections and subsections of this Agreement unless otherwise expressly stated.

     Section 10.5  Governing Law.  Except as provided in Section 10.13, all
                   -------------
questions with respect to the interpretation of this Agreement and the rights and liabilities of the Members shall be governed by the laws of the State of Delaware, without considering Delaware choice of law principles.

     Section 10.6  Severability.  If any provision of this Agreement or the
                   ------------
application of such provision to any Person or circumstance shall be held invalid, the remainder of this Agreement or the application of such provision to Persons or circumstances other than those to which it is held invalid shall not be affected thereby.

     Section 10.7  Additional Documents and Acts.  Each Member agrees to execute
                   -----------------------------
and deliver such additional documents and instruments and to perform such additional acts as may be necessary or appropriate to effectuate, carry out and perform all of the terms, provisions, and conditions of this Agreement and the transactions contemplated hereby.

     Section 10.8  Notices.  All notices, requests, consents, and other
                   -------
communications under this Agreement shall be in writing and shall be delivered by hand or fax or sent by a nationally recognized courier service with written verification of receipt. Such notices will be given to a Member or Manager at the address specified in Section 2.4 hereto. Any notice to Zhone under this Agreement shall be given to Zhone at 7677 Oakport Street, Suite 1040, Oakland, CA 94621. Notices provided in accordance with this Section 10.8 shall be deemed delivered upon actual receipt. All notices, requests, consents and other communications under this Agreement shall also be delivered in accordance with the provisions of this Section 10.8 to the Class A Member of the Purchaser. Any party may, at any time by giving five (5) days' prior written notice to the other parties, designate any other address in substitution of the foregoing address to which such notice will be given.

     Section 10.9   Amendments.  All amendments to this Agreement will be in
                    ----------
writing and signed by a Majority Interest and approved by the Zhone Board. In the absence of any opinion of counsel as to the effect thereof, no amendment to this Agreement shall be made which violates the Act or is likely to cause the Company to be taxed as a corporation.

     Section 10.10  Reliance on Authority of Person Signing Agreement.  If a
                    -------------------------------------------------
Member is not a natural person, neither the Company nor any Member will (a) be required to determine the authority of the individual signing this Agreement to make any commitment or undertaking on behalf of such entity or to determine any fact or circumstance bearing upon the existence of the authority of such individual or (b) be responsible for the application or distribution of proceeds paid or credited to individuals signing this Agreement on behalf of such entity.

     Section 10.11  No Interest in Company Property; Waiver of Action for
                    -----------------------------------------------------
Partition.  No Member or Assignee has any interest in specific property of the
---------
Company. Without limiting the foregoing, each Member and Assignee irrevocably waives during the term of the Company any right that it may have to maintain any action for partition with respect to the property of the Company.

     Section 10.12  Multiple Counterparts.  This Agreement may be executed in
                    ---------------------
two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

     Section 10.13  Binding Arbitration. Except to the extent that a party
                    -------------------
hereto seeks to pursue the remedies specified in Section 3.3(c)(i) hereof, the Company, the Class A Member and the Class B Members agree that any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by binding arbitration, and judgment upon the final award may be entered in any court having jurisdiction. The arbitration shall be in Palo Alto, California and in accordance with the Comprehensive Arbitration Rules and Procedures ("Rules") of the Judicial Arbitration and Mediation Services/Endispute in San Francisco, California. Except as otherwise provided in
Section 10.14 of this Agreement, all fees and expenses of the arbitration shall be borne by the parties equally.

     A single arbitrator shall be selected according to the Rules within thirty
(30) days of submission of the dispute to the arbitrator. The arbitrator shall conduct the arbitration in accordance with the California Evidence Code. The parties shall allow and participate in discovery in accordance with the California Rules of Civil Procedure for a period of sixty days after the filing of an answer or other responsive pleading. All issues regarding compliance with discovery requests shall be decided by the arbitrator. Any party may seek the arbitrator's permission to take any additional deposition which is necessary to preserve the testimony of a witness who either is, or may become, outside the subpoena power of the arbitrator or otherwise unavailable to testify in the arbitration.

     The arbitrator shall have the power to enter any award that could be entered by a Judge of the Superior Court of the State of California sitting without a jury, and only such power, except that the arbitrator shall not have the power to award punitive damages, treble damages or any other damages that do not represent actual damages, even if permitted under the laws of the State of California or any other applicable law.

     The parties hereby agree to the Optional Appeal Procedure provided for in the Rules. The final arbitration award may be enforced in any court having jurisdiction over the parties and the subject matter of the arbitration. Notwithstanding the foregoing, the Company, the Class A Member and the Class B Members irrevocably submit to the non-exclusive jurisdiction of the Superior Court of the State of California, Santa Clara County, and the United States District Court for the Northern District of California, Branch nearest to Palo Alto, California, in any action to enforce an arbitration award.

     The Company, the Class A Member and the Class B Members further agree that personal jurisdiction over it or them may be effected by service of process by registered or certified mail addressed as provided in Section 10.8 of this Agreement, and that when so made shall be as if served upon it personally within the State of California.

     Section 10.14  Attorney Fees.  In the event that any dispute among any or
                    -------------
all of the Company, the Members, and the Manager should result in arbitration, the arbitrator may award to one or more of the Prevailing Persons such reasonable attorney fees, costs and expenses, as determined by the arbitrator. Any judgment or order enforcing such arbitration may, in the discretion of the court entering such judgment or order contain, a specific provision providing for the recovery of attorney fees and costs incurred in enforcing such judgment or order and an award of prejudgment interest from the date of the breach at the maximum rate of interest allowed by law. For the purposes of this Section:

             (a) attorney fees shall include, without limitation, attorney fees incurred in the following:

                  (i)   arbitration;

                  (ii)  post-arbitration order or judgment motions;

                  (iii) contempt proceedings;

                  (iv) garnishment, levy, and debtor and third party examinations;

                  (v)   discovery; and

                  (vi)  bankruptcy litigation, and

             (b) For purposes of this Section 10.14, "Prevailing Person" shall mean any Person who is determined by the arbitrator in the proceeding to have prevailed or who prevails by dismissal, default or otherwise.

     Section 10.15  Time is of the Essence.  All dates and times in this
                    ----------------------
Agreement are of the essence.

     Section 10.16  Remedies Cumulative.  The remedies under this Agreement are
                    -------------------
cumulative and shall not exclude any other remedies to which any Person may be lawfully entitled.

     Section 10.17  Publicity.  Except as required by law, no Member or Manager
                    ---------
will make any announcement regarding the formation of the Company or the commencement of the Company's business or the identity of the Members or any other information related to the Member's ownership of a Membership Interest in the Company, without the prior written consent of the other Member or Manager, as applicable, which consent shall not be unreasonably denied.

     Section 10.18  MFN Clause.  The Founders shall not enter into an operating
                    ----------
agreement with respect to an Affiliated LLC or Zhone Investors FF, L.L.C. except on such terms as are identical to this Agreement in all material respects or as approved by the Class A Member, which approval shall not be unreasonably withheld.

     All of the Members of Zhone Investors, L.L.C., a Delaware limited liability company, have executed this Agreement, effective as of ___________________.


Class A Member                                Class B Members

By:_____________________________________      By:_______________________________

                                              By:_______________________________

                                              By:_______________________________

                                   EXHIBIT A

                                 CLASS A MEMBER
                                 --------------

--------------------------------------------------------------------------------
                                                          Capital
                                  Series A Preferred      Contribution
    Name            Address       Units                   Commitment for
                                                          Series A Preferred
                                                          Units
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                   EXHIBIT B

                                CLASS B MEMBERS
                                ---------------

--------------------------------------------------------------------------------
                                                             Shares of Zhone
                                       Series B Common       Common Stock
    Name          Address              Units                 Contributed
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                   EXHIBIT C

                        FORM OF STOCK PURCHASE AGREEMENT
                        --------------------------------

                                   EXHIBIT D

                    FORM OF AGREEMENT FOR REPURCHASE OPTION
                    ---------------------------------------

                                   EXHIBIT E

                               RIGHTS AGREEMENT
                               ----------------